UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2021

TWINLAB CONSOLIDATED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 T-Rex Avenue, Suite 305, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(561) 443-5301

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On February 5, 2021, Twinlab Consolidation Corporation (“TCC”), the operating subsidiary of Twinlab Consolidated Holdings, Inc. (the “Company”), entered into a promissory note in favor of Fifth Third Bank, National Association (“Fifth Third”) with respect to a loan in the amount of $1,343,647 (the “PPP Loan”) obtained pursuant to the Small Business Administration’s Paycheck Protection Program Second Draw Loans under Section 7(a)(37) of the Small Business Act (“SB Act”). On February 9, 2021, TCC received the proceeds from the PPP Loan. The PPP Loan is subject to the terms, conditions, and provisions of the SB Act, the Coronavirus Aid, Relief, and Economic Security Act, and the Economic Aid to Hard-Hit Small Businesses, Nonprofits, and Venues Act, as each may be amended from time to time, together with any related rules and regulations. The PPP Loan has a two-year term and bears interest at a rate of 1.00% per annum. Monthly principal and interest payments are due beginning September 1, 2021. The Company will seek forgiveness for this loan, and although no assurance can be provided, management believes the Company will meet the criteria for forgiveness of this loan. TCC will use the proceeds of the PPP Loan for payroll, office rent, and utilities.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the PPP Loan set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Promissory Note, dated February 5, 2021, by and between Twinlab Consolidation Corporation and Fifth Third Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLAB CONSOLIDATED HOLDINGS, INC.

Date: April 29, 2021	By:	/s/ Kyle Casey
Kyle Casey Chief Financial Officer